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                               D O D G E & C O X

                                  Income Fund
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                                  Dodge & Cox

                              Investment Managers
                                  35th Floor
                              One Sansome Street
                                 San Francisco
                               California 94104
                                (415) 981-1710

               For Fund literature and information, please call:
                                (800) 621-3979

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This report is submitted for the general information of the shareholders of the
Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by an effective prospectus.

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                               D O D G E & C O X

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                                  Income Fund

                                Established 1989

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                               Quarterly Report
                              September 30, 1997



                                     1997

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[RECYCLE LOGO APPEARS HERE] Printed on recycled paper.               9/97 IF QR
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                               D O D G E & C O X
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                                  Income Fund


To Our Shareholders
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The Dodge & Cox Income Fund provided a total return of 3.7% for the quarter ended September 30, 1997. The total return for the Lehman Brothers Aggregate Bond (LBAG) Index (a broad-based index composed of investment grade bonds) was 3.3% for the same period. For the first nine months of 1997 the Fund returned 6.7%, compared to a 6.6% return for the LBAG Index. Average annual total returns for longer time periods are listed on page three of this report.

Interest Rates Finish Lower After a Volatile Quarter

Signs of controlled growth and lower inflation led to an overall decline in interest rates for the quarter, but mixed economic signals contributed to some intra-period volatility. A strong July unemployment figure of 4.8%, the lowest in over two decades, and higher-than-expected growth in manufacturing put upward pressure on interest rates. In contrast, reports on retail sales and consumer prices pointed to slower economic growth and lower inflation, reining in fears that rising prices would erode the value of fixed income securities.

The net effect was a decline in interest rates. From June 30, the yield on the 30-year U.S. Treasury dropped 38 basis points to 6.40% (one basis point equals 1/100 of one percent). Similar declines occurred across the term structure: five-year U.S. Treasury yields fell 39 basis points and one-year Treasury Bill yields registered a 21 basis point decline.

Income contributed roughly 1.8% to the Fund's total return, while price appreciation contributed approximately 1.9%, for a total return of 3.7%. Price appreciation was a major factor in total return because interest rates finished the quarter significantly lower.

Fixed Income Investment Philosophy and Process

At Dodge & Cox, we believe that the income component of return, and its reinvestment, are the most important contributors to the total return of fixed income investments over long time periods. While price changes due to interest rate movements can dominate bond returns over short time periods, our analysis underscores the importance of income to long-term relative performance. With this in mind, we seek a higher yielding portfolio than the broad domestic fixed income market by maintaining overweight positions in the corporate and federal agency mortgage-backed sectors. We attempt to maintain a high average quality by building the portfolio through a careful process of individual security selection based on independent fundamental research.

Our analysis of fixed income securities incorporates a careful study of the credit risk and cash flow structure of each bond to determine if the offered yield represents adequate compensation for investors. All primary research and analysis is performed by our portfolio managers and by our in-house security analysts. These research capabilities give us greater confidence in individual investment decisions and allow us to take a longer-term perspective when investing the Fund's assets. An example of the key role fundamental research plays in our security selection process is the Fund's purchase of $6.5 million par value of U.S. Government-guaranteed Development Company Participation Certificates (DCPCs).


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                               D O D G E & C O X
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                                  Income Fund


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U.S. Government-Guaranteed Development Company Participation Certificates

DCPCs are pools of fixed-rate debentures that are collateralized by 20-year loans made to existing small businesses. These loans are fully-amortizing and used for the purchase of plant and property. The principal and interest payments on both the underlying loans and the debentures are backed by a Small Business Administration guarantee, which qualifies as a full faith and credit guarantee of the U.S. Government./1/

We believe these securities offer a significant yield advantage relative to U.S. Treasuries without sacrificing credit quality or adversely impacting overall cash flow stability. Our analysis shows that DCPCs have, on average, exhibited low levels of voluntary prepayments across a wide range of interest rate scenarios. This cash flow stability is due to a number of factors, including an onerous prepayment penalty that is assessed over the first half of each loan's life. The penalty serves to deter early principal payments by borrowers and, because it is passed through to investors, helps to mitigate the impact on total return if early prepayments must be reinvested in a declining interest rate environment. Our research into the DCPC program has given us confidence in the cash flow stability of these securities and has provided a framework in which to analyze their relative value.

In Closing

We believe that our ongoing commitment to independent fundamental research and individual security selection will continue to benefit Fund shareholders in the years ahead. Thank you for your continued confidence in the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

                                          For the Board of Directors,

                                          /s/ A. Horton Shapiro

October 24, 1997                          A. Horton Shapiro, President





/1/ Certain individual fixed income securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. Government as to timely payment of principal and interest.

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                               D O D G E & C O X
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                                  Income Fund


Objective        The Fund's primary objective is to provide shareholders with a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

Strategy The Fund seeks to achieve these objectives by remaining fully invested in a diversified portfolio of primarily high quality bonds and other fixed income securities, while striving to maintain the Fund's yield higher than that of the broad bond market. Dodge & Cox conducts thorough fundamental research on each of the Fund's investments, taking many factors into consideration including creditworthiness and structural characteristics. Fixed income securities in the Fund will generally include U.S. Treasury, mortgage-related and corporate issues.

Investment Performance Since Inception                through September 30, 1997
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                           [LINE GRAPH APPEARS HERE]

              Dodge & Cox       LBAG
Year          Income Fund       Index
--------------------------------------
  1/1/1989      10,000          10,000
12/31/1989      11,411          11,455
12/31/1990      12,256          12,482
12/31/1991      14,451          14,479
12/31/1992      15,581          15,550
12/31/1993      17,350          17,067
12/31/1994      16,848          16,568
12/31/1995      20,252          19,630
12/31/1996      20,988          20,339
 9/30/1997      22,388          21,670

                                                                                               8.75 Years
Average annual total return for periods ended September 30, 1997       1 Year     5 Years   (Since Inception)
---------------------------------------------------------------------------------------------------------------
Dodge & Cox Income Fund                                                10.13%       7.52%        9.65%
Lehman Brothers Aggregate Bond Index                                    9.74        6.92         9.24

The chart covers the period from January 1, 1989 to September 30, 1997. It compares a $10,000 investment made in the Dodge & Cox Income Fund to a $10,000 investment made in the Lehman Brothers Aggregate Bond (LBAG) Index. The Fund's total returns include the reinvestment of dividend and capital gain distributions. The LBAG Index is a broad-based unmanaged measure of investment-grade corporate and U.S. Government fixed income securities. Index returns include interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

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                               D O D G E & C O X
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                                  Income Fund


Fund Information                                             September 30, 1997
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General Information
--------------------------------------------------------

Net Asset Value Per Share                         $11.88
Total Net Assets (millions)                         $660
1996 Expense Ratio                                 0.50%
1996 Portfolio Turnover                              37%
30 Day SEC Yield*                                  6.45%
Quarterly Distribution to Shareholders
  of Record 9/25/97 (per share):          $0.19 Dividend
Fund Inception Date                                 1989

Investment Manager:  Dodge & Cox, San Francisco.
Managed by ten-member Bond Strategy Committee, with members' average tenure at Dodge & Cox of 11 years.

Bond Characteristics
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
Number of Bonds                                       91
Average Quality                                      AA+
Average Maturity                              12.5 years
Effective Duration                            5.18 years

Moody's/Standard & Poor's
Quality Ratings                                % of Fund
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
U.S. Government & Government Agencies             58.1
Aaa/AAA                                            3.9
Aa/AA                                              4.0
A/A                                               17.8
Baa/BBB                                           12.4
Ba/BB                                              0.7
Short-Term Investments                             3.1

Asset Allocation
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                [PIE CHART APPEARS HERE]

Bonds:                          96.9%
Short-Term Investments:          3.1%

Sector Breakdown                               % of Fund
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
U.S. Treasury and Government Agency               18.9
Federal Agency CMO and REMIC+                     18.5
Federal Agency Mortgage Pass-Through              20.7
Corporate                                         32.8
Foreign (U.S. Dollar-denominated)                  6.0
Short-Term Investments                             3.1

   + Collateralized Mortgage Obligation and
     Real Estate Mortgage Investment Conduit

Maturity Breakdown                             % of Fund
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
0-1 Years to Maturity                              7.7
1-5                                               41.7
5-10                                              17.7
10-15                                              4.6
15-20                                              4.4
20-25                                             10.3
25 and Over                                       13.6

*An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.


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                               D O D G E & C O X
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                                  Income Fund


Portfolio of Investments                                     September 30, 1997
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
                                                                    PERCENTAGE OF FUND
BONDS:                                                                     96.9%

U.S. TREASURY & GOV'T AGENCY:                                              18.9%

FEDERAL AGENCY CMO AND REMIC+:                                             18.5%

FEDERAL AGENCY MTG. PASS-THROUGH:                                          20.7%

CORPORATE:                                                                 32.8%
INDUSTRIAL:                                                                18.3%
 Lockheed Martin Corp., various securities ..............................   2.9
 Dayton Hudson Corp., various securities ................................   2.9
 Walt Disney Co. Debentures 7.55%, 7/15/2093, Callable 2023 .............   2.4
 Ford Motor Co. Debentures 8 7/8%, 1/15/2022 ............................   2.0
 May Department Stores Debentures, various securities ...................   2.0
 Raytheon Co., various securities .......................................   1.9
 General Motors Corp. Debentures 7.70%, 4/15/2016 .......................   1.5
 Time Warner Ent. Sr. Debentures 8 3/8%, 7/15/2033 ......................   1.3
 Ford Holdings, Inc. Debentures 9 3/8%, 3/1/2020 ........................   0.9
 Union Camp Corp. Debentures 9 1/4%, 2/1/2011 ...........................   0.5

FINANCE:                                                                   12.0%
 Norwest Corp., various securities ......................................   2.9
 Hartford Financial Services Group, various securities ..................   1.8
 General Electric Capital Debentures 8.85%, 3/1/2007 ....................   1.8
 GMAC Put Notes 8 7/8%, 6/1/2010, Putable 2000/2005 .....................   1.4
 J.P. Morgan Capital Trust I, 7.54%, 1/15/2027, Callable 2007 ...........   0.9
 BankAmerica Capital II, 8%, 12/15/2026, Callable 2006 ..................   0.9
 Citicorp Capital Trust I, 7.93%, 2/15/2027, Callable 2007 ..............   0.9
 First Nationwide Bank Subordinated Debentures 10%, 10/1/2006 ...........   0.7
 Barclays No. Am. Capital 9 3/4%, 5/15/2021, Callable 2001 ..............   0.2
 Citicorp Capital Trust II, 8.015%, 2/15/2027, Callable 2007 ............   0.2
 CIGNA Corp. Notes 7.65%, 3/1/2023 ......................................   0.2
 Banamex Exp. Funding Coll. Notes Series K, 5.74%, 10/15/1997 ...........   0.1

TRANSPORTATION:                                                             2.2%
 Consolidated Rail Corp. Debentures 9 3/4%, 6/15/2020 ...................   1.1
 Norfolk Southern Bonds 7.70%, 5/15/2017 ................................   0.9
 Norfolk & Western R.R. Equip. Trust Cert., 10 1/8%, 7/1/2000 ...........   0.1
 Seaboard Coast Line R.R. Equip. Trust Cert., 11 1/4%, 3/1/1999 .........   0.1

UTILITIES:                                                                 0.3%
 Idaho Power Co. 1st Mtg. Bonds 9 1/2%, 1/1/2021, Callable 2001 .........  0.3

FOREIGN (U.S. DOLLAR-DENOMINATED):                                         6.0%
CANADIAN CORPORATE:                                                        4.0%
 Hydro-Quebec, various securities .......................................  2.7
 Canadian Pacific Ltd. Debentures 9.45%, 8/1/2021 .......................  1.3

INTERNATIONAL AGENCY:                                                      2.0%
 Inter-American Dev. Bank 7 1/8%, 3/15/2023, Callable 2003 ..............  1.3
 European Investment Bank Notes 10 1/8%, 10/1/2000 ......................  0.7

SHORT-TERM INVESTMENTS:                                                    4.0%

OTHER ASSETS LESS LIABILITIES:                                            (0.9%)

TOTAL NET ASSETS:                                                        100.0%

+ Collateralized Mortgage Obligation and
  Real Estate Mortgage Investment Conduit



The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.


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                                  Income Fund





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                               D O D G E & C O X
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                                  Income Fund


                General Information
                ----------------------------------------------------------------

Investment      Since 1930, Dodge & Cox has been providing professional
Manager         investment management for individuals, Manager trustees,
                corporations, pension and profit-sharing funds, and charitable institutions. Dodge & Cox manages the Dodge & Cox Income Fund, the Dodge & Cox Balanced Fund and the Dodge & Cox Stock Fund.


No-Load Fund    Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or rule 12b-1 plan distribution charges.

Gifts Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic       Shareholders may make regular monthly or quarterly investments
Investment      of $100 or more through Investment Plan automatic deductions
Plan            from their bank accounts.

Withdrawal      Shareholders owning $10,000 or more of the Fund's shares may
Plan            elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment    Shareholders may direct that dividend and capital gains
Plan            distributions be reinvested in additional Plan Fund shares. The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan The Fund has an Individual Retirement Plan (IRA) available for shareholders of the Fund.

Shareholder     Fund literature and details on all of these Plans are available
Inquiries       from the Fund upon request.

                Dodge & Cox Income Fund
                c/o Firstar Trust Company
                P.O. Box 701
                Milwaukee, Wisconsin 53201-0701
                (800) 621-3979



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